UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 31, 2011

Grubb & Ellis Healthcare REIT II, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-54371	26-4008719
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Ave., Suite 300, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(714) 667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Second Amended and Restated Advisory Agreement

On June 1, 2011, we and Grubb & Ellis Healthcare REIT II Holdings, LP, or our operating partnership, entered into a second amended and restated advisory agreement, or the Advisory Agreement, with Grubb & Ellis Healthcare REIT II Advisor, LLC, or our advisor. The terms of the Advisory Agreement are the same, in all material respects, as the terms of the former advisory agreement that was previously in effect between our company, our operating partnership and our advisor, which was due to expire on June 1, 2011.

The material terms of the Advisory Agreement are qualified in their entirety by the agreement attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Amended and Restated Dealer Manager Agreement

On June 1, 2011, we entered into an amended and restated dealer manager agreement, or the Dealer Manager Agreement, with Grubb & Ellis Capital Corporation. As previously reported in a Current Report on Form 8-K filed on April 19, 2011, we received written notice on April 18, 2011, pursuant to Section 10.2 of our previous dealer manager agreement with Grubb & Ellis Securities, Inc., as amended, or the Former Dealer Manager Agreement, that Grubb & Ellis Securities, Inc. would assign all of its rights, privileges and obligations under the Former Dealer Manager Agreement to Grubb & Ellis Capital Corporation pursuant to an Assignment and Assumption Agreement effective as of April 19, 2011. The Dealer Manager Agreement reflects the fact that Grubb & Ellis Capital Corporation now serves as our dealer manager. All other terms of the Dealer Manager Agreement are the same, in all material respects, as the terms of the Former Dealer Manager Agreement.

The material terms of the Dealer Manager Agreement are qualified in their entirety by the agreement attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Events.

On May 31, 2011, our board of directors determined to extend the termination date for our on-going public offering of shares of our common stock from August 24, 2011 to August 24, 2012, in accordance with the disclosure set forth in the prospectus relating to such offering.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Second Amended and Restated Advisory Agreement by and among Grubb & Ellis Healthcare REIT II, Inc., Grubb & Ellis Healthcare REIT II Holdings, LP and Grubb & Ellis Healthcare REIT II Advisor, LLC, dated June 1, 2011

10.2 Amended and Restated Dealer Manager Agreement by and between Grubb & Ellis Healthcare REIT II, Inc. and Grubb & Ellis Capital Corporation, dated June 1, 2011

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grubb & Ellis Healthcare REIT II, Inc.

June 3, 2011	By:	/s/ Jeffrey T. Hanson

Name: Jeffrey T. Hanson
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Second Amended and Restated Advisory Agreement by and among Grubb & Ellis Healthcare REIT II, Inc., Grubb & Ellis Healthcare REIT II Holdings, LP and Grubb & Ellis Healthcare REIT II Advisor, LLC, dated June 1, 2011
10.2	Amended and Restated Dealer Manager Agreement by and between Grubb & Ellis Healthcare REIT II, Inc. and Grubb & Ellis Capital Corporation, dated June 1, 2011